                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02802
                 ----------------------------------------------

                                UBS Cashfund Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                              Jack W. Murphy, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS CASHFUND INC.
ANNUAL REPORT
MARCH 31, 2005

UBS CASHFUND INC.

May 26, 2005

DEAR SHAREHOLDER,

We present you with the annual report for UBS Cashfund Inc. (the "Fund") for the fiscal year ended March 31, 2005.

PERFORMANCE

The seven-day current yield for the Fund as of March 31, 2005, was 2.22%, compared with 1.10% for the period ended September 30, 2004. (For more information on the Fund's performance, refer to "Performance At A Glance" on page 4.)

AN INTERVIEW WITH PORTFOLIO MANAGER MICHAEL MARKOWITZ

Q.  HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE FISCAL YEAR?

A. The US economy faced several headwinds during the reporting period, including sharply rising oil prices, higher short-term interest rates, a mixed job market, uncertainty surrounding the US presidential election and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient. Following a 3.3% gain in the second quarter of 2004, gross domestic product (GDP) growth was a robust 4.0% in the third quarter. Fourth quarter GDP was 3.8%, another solid gain, and preliminary estimates for first quarter 2005 GDP were 3.5%.

Q. HOW DID THE FEDERAL RESERVE BOARD (THE "FED") REACT TO THE ECONOMIC ENVIRONMENT?

A. Given the strength of the economy, it became increasingly clear that the Fed's accommodative monetary policy would change, and it would begin to raise interest rates in an attempt to ward off a potential increase in inflation. As expected, the Fed raised the federal funds rate (or "fed funds" rate)--the rate that banks charge one another for funds they borrow on an overnight basis--from 1.00% to 1.25% at the end of June 2004. This was the first rate hike in four years.

    The Fed again raised rates in 0.25% increments on six more occasions over the fiscal year, bringing the fed funds rate to 2.75% by the end of March 2005. Toward the end of the period, the Fed appeared to become increasingly concerned about inflation. Coinciding with the March rate hike, the Fed continued to say it expected to raise rates at a "measured" pace. However, it also said

[SIDENOTE]

UBS CASHFUND INC.

INVESTMENT GOAL:

Current income, stability of principal and high liquidity.

PORTFOLIO MANAGER:

Michael H. Markowitz
UBS Global Asset Management (US) Inc.

COMMENCEMENT:

January 20, 1978

DIVIDEND PAYMENTS:

Monthly
    that inflationary pressures "have picked up in recent months and pricing power is more evident," whereas in February it stated that inflation was "well contained." Many market participants believed that this telegraphed the potential for rate hikes larger than 0.25% in the future. The Fed did indeed raise rates again to 3.0% after the close of the period.

Q.  HOW DID YOU POSITION THE FUND'S PORTFOLIO DURING THE FISCAL YEAR?

A. We employed a "barbell" strategy for much of the period, by purchasing securities at both ends of the maturity spectrum. Our longer-term securities, with maturities up to one year, were used to lock in higher rates, while our shorter-term securities, with maturities of one month or less, provided liquidity and gave us the ability to reinvest at higher yields as the Fed increased interest rates.

    Toward the end of the period, we let the portfolio's weighted average maturity drift shorter, in order to take advantage of the rising rate environment. We also moved from our barbell structure to a more "bulleted" yield curve position, in which we emphasized securities with three- to six-month maturities. Finally, the Fund maintained a higher level of liquidity than it had historically because of uncertain cash flows going forward.

Q.  WHAT TYPES OF SECURITIES DID YOU EMPHASIZE OVER THE PERIOD?

A. We maintained our strategy of emphasizing quality and liquidity throughout the period. In doing so, we continued to concentrate a large portion of the Fund's holdings in commercial paper, which offered a yield advantage in the strong credit environment that characterized the period. We also held positions in other high quality sectors, including US government and agency obligations, certificates of deposit and short-term corporate obligations. This positioning helped maintain the Fund's overall level of diversification and allowed us to meet our liquidity requirements.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com.

Sincerely,


/s/ W. Douglas Beck                        /s/ Michael H. Markowitz

W. Douglas Beck, CFA                       Michael H. Markowitz
PRESIDENT                                  PORTFOLIO MANAGER
UBS Cashfund Inc.                          UBS Cashfund Inc.
EXECUTIVE DIRECTOR                         MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.      UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2005. The views and opinions in the letter were current as of May 26, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

PERFORMANCE AT A GLANCE (UNAUDITED)

YIELDS AND CHARACTERISTICS                3/31/05          9/30/04           3/31/04
------------------------------------------------------------------------------------
Seven-Day Current Yield *                    2.22%            1.10%             0.55%
Seven-Day Effective Yield *                  2.25             1.11              0.56
Weighted Average Maturity **              28 days          36 days           54 days
Net Assets (bln)                         $    3.4         $    3.9          $    4.7
------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION ***                 3/31/05          9/30/04           3/31/04
------------------------------------------------------------------------------------
Commercial Paper                             69.2%            53.7%             64.5%
Certificates of Deposit                      11.9             14.3               7.6
U.S. Government and Agency Obligations        8.7             22.7              22.9
Short-Term Corporate Obligations              7.9              8.3               4.9
Repurchase Agreements                         1.9               --               3.0
Money Market Funds                            0.5              1.1               0.2
Bank Notes                                     --               --               1.4
Other Assets Less Liabilities                (0.1)            (0.1)             (4.5)
TOTAL                                       100.0%           100.0%            100.0%
------------------------------------------------------------------------------------

* Yields will fluctuate. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be different.
** The Fund is actively managed and its weighted average maturity will differ over time.
*** Weightings represent percentages of net assets as of the dates indicated.
    The Fund's portfolio is actively managed and its composition will vary over time.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2004 to March 31, 2005.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds if those other funds impose transactional costs--for example, sales charges (loads), redemption fees or exchange fees.

                               BEGINNING           ENDING            EXPENSES PAID
                             ACCOUNT VALUE      ACCOUNT VALUE        DURING PERIOD*
                            OCTOBER 1, 2004     MARCH 31, 2005     10/1/04 - 3/31/05
------------------------------------------------------------------------------------
Actual                        $ 1,000.00         $ 1,008.20              $ 2.75
Hypothetical (5% annual
return before expenses)         1,000.00           1,022.19                2.77
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).

Statement of Net Assets -- March 31, 2005

 PRINCIPAL
  AMOUNT                                                   MATURITY      INTEREST
  (000)                                                      DATES        RATES              VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--8.72%
$    105,000     Federal Home Loan Bank                   04/04/05 to    2.445 to
                                                          04/05/05       2.447%*        $    104,970,628
      40,000     Federal Home Loan Bank                   05/04/05       1.500 to
                                                                         1.550                40,000,000
      71,000     Federal Home Loan Mortgage Corp.         06/21/05       2.940@               70,530,335
      85,000     Federal National Mortgage                05/27/05 to    1.810 to
                   Association                            06/03/05       1.850                85,000,000
Total U.S. Government Agency
  Obligations (cost--$300,500,963)                                                           300,500,963
--------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--11.92%
  NON-U.S.--6.50%
      41,000     ANZ Banking Group                        06/03/05       2.850                41,000,000
     100,000     Barclays Bank PLC                        06/30/05       3.020               100,000,000
      83,000     Societe Generale                         04/05/05 to    2.673 to
                                                          04/11/05       2.700*               82,997,848
                                                                                             223,997,848
  U.S.--5.42%
      50,000     American Express Centurion Bank          04/25/05       2.780                50,000,000
      80,000     First Tennessee Bank N.A. (Memphis)      06/20/05 to    2.990 to
                                                          06/28/05       3.000                80,000,000
      56,500     Washington Mutual Bank                   04/18/05 to    2.770 to
                                                          05/03/05       2.810                56,499,992
                                                                                             186,499,992
Total Certificates of Deposit (cost--$410,497,840)                                           410,497,840
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--69.21%
  ASSET BACKED-AUTO & TRUCK--1.16%
      40,000     New Center Asset Trust                   05/05/05       2.770                39,895,356
  ASSET BACKED-MISCELLANEOUS--10.61%
      16,000     Amsterdam Funding Corp.                  04/05/05       2.640                15,995,307
      60,000     Barton Capital Corp.                     04/05/05       2.700                59,982,000
      36,500     Giro Multi-Funding Corp.                 04/20/05       2.800                36,446,061
      55,000     Kitty Hawk Funding Corp.                 04/11/05       2.700                54,958,750
      64,355     Old Line Funding Corp.                   04/04/05 to    2.600 to
                                                          04/05/05       2.610                64,336,853

 PRINCIPAL
  AMOUNT                                                   MATURITY      INTEREST
  (000)                                                      DATES        RATES              VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONTINUED)
  ASSET BACKED-MISCELLANEOUS--(CONCLUDED)
  $   33,910     Preferred Receivables Funding Corp.      04/04/05 to    2.640 to
                                                          05/20/05       2.880%         $     33,872,940
      46,000     Thunderbay Funding                       04/13/05       2.750                45,957,833
      54,000     Variable Funding Capital Corp.           04/22/05       2.670                53,915,895
                                                                                             365,465,639
  ASSET BACKED-SECURITIES--18.05%
      85,000     Beta Finance, Inc.                       04/11/05 to    2.600 to
                                                          04/25/05       2.680                84,927,966
      87,000     CC (USA) Inc.                            04/13/05 to    2.620 to
                                                          04/25/05       2.650                86,913,300
      33,400     Dorada Finance, Inc.                     06/13/05       2.920                33,202,235
      77,000     Galaxy Funding, Inc.                     04/22/05 to    2.690 to
                                                          05/19/05       2.850                76,845,712
      73,000     Giro Funding US Corp.                    04/01/05 to    2.665 to
                                                          04/14/05       2.750                72,952,333
      80,000     Grampian Funding LLC                     06/01/05       2.840                79,615,022
      80,000     Links Finance LLC                        05/25/05 to    2.780 to
                                                          06/17/05       2.960                79,601,567
      20,000     Scaldis Capital LLC                      06/02/05       2.840                19,902,178
      88,000     Solitaire Funding LLC                    04/01/05 to    2.590 to
                                                          06/21/05       3.000                87,662,500
                                                                                             621,622,813
  BANKING-NON-U.S.--10.73%
      90,000     Banque et Caisse d'Epargne de L'Etat     04/18/05       2.630                89,888,225
      85,000     Calyon Corporate & Investment Bank       04/04/05       2.580                84,981,725
      35,000     DNB NOR Bank ASA                         06/08/05       2.860                34,810,922
      85,000     Nationwide Building Society              04/11/05 to    2.600 to
                                                          04/18/05       2.640                84,920,256
      75,000     Northern Rock PLC                        04/14/05       2.610                74,929,312
                                                                                             369,530,440

 PRINCIPAL
  AMOUNT                                                   MATURITY      INTEREST
  (000)                                                      DATES        RATES              VALUE
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)
  BANKING-U.S.--12.56%
  $   50,000     ANZ (Delaware), Inc.                     04/07/05       2.595%         $     49,978,375
      37,000     CBA (Delaware) Finance, Inc.             06/07/05       2.850                36,803,746
      12,300     Danske Corp.                             05/23/05       2.800                12,250,253
      85,000     Dexia Delaware LLC                       04/14/05 to    2.625 to
                                                          06/08/05       2.880                84,687,698
      78,000     ING (US) Funding LLC                     04/04/05 to    2.580 to
                                                          05/27/05       2.820                77,774,647
      86,000     Nordea N.A., Inc.                        04/18/05       2.635                85,892,990
      85,000     San Paolo IMI U.S. Financial Co.         04/01/05       2.850                85,000,000
                                                                                             432,387,709
  BROKERAGE--9.13%
      80,000     Bear Stearns Cos., Inc.                  04/25/05       2.790                79,851,200
      90,000     Citigroup Global Markets
                  Holdings, Inc.                          04/15/05       2.620                89,908,300
      30,000     Credit Suisse First Boston USA, Inc.     06/17/05       2.960                29,810,067
      80,000     Goldman Sachs Group, Inc.                04/08/05 to    2.800 to
                                                          05/26/05       2.830                79,767,486
      35,000     Morgan Stanley                           04/12/05       2.790                34,970,162
                                                                                             314,307,215
  DIVERSIFIED MANUFACTURING--2.34%
      80,680     Siemens Capital Corp.                    04/01/05 to
                                                          04/04/05       2.570                80,673,322
  FINANCE-NONCAPTIVE CONSUMER--3.76%
      54,500     HSBC Finance Corp.                       04/04/05       2.670                54,487,874
      75,000     SLM Corp.                                04/04/05       2.770                74,982,687
                                                                                             129,470,561
  FINANCE-NONCAPTIVE DIVERSIFIED--0.87%
      29,950     General Electric Capital Corp.           05/24/05       2.800                29,826,540
Total Commercial Paper (cost--$2,383,179,595)                                              2,383,179,595
--------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                   MATURITY      INTEREST
  (000)                                                      DATES        RATES              VALUE
--------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS--7.90%
  ASSET BACKED-SECURITIES--1.22%
  $   42,000     K2 (USA) LLC**                           04/25/05       2.810 to
                                                                         2.850%*        $     42,001,845
  BANKING-NON-U.S.--1.74%
      60,000     HBOS Treasury Services PLC**             04/01/05       2.710*               60,000,000
  BANKING-U.S.--0.87%
      30,000     Wells Fargo & Co.                        04/14/05       2.870*               30,000,000
  BROKERAGE--2.62%
      40,000     Greenwich Capital Holdings, Inc.**       04/22/05       2.810*               40,000,000
      50,000     Morgan Stanley                           04/01/05       2.865*               50,000,000
                                                                                              90,000,000
  FINANCE-NONCAPTIVE DIVERSIFIED--1.45%
      50,000     General Electric Capital Corp.           04/11/05       2.860*               50,000,000
Total Short-Term Corporate Obligations (cost--$272,001,845)                                  272,001,845
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.86%
      63,900     Repurchase Agreement dated
                   03/31/05 with Deutsche Bank,
                   collateralized by $128,767,869
                   U.S. Treasury Bond Strips, zero
                   coupon due 11/15/05 to
                   02/15/20; (value--$65,178,000);
                   proceeds: $63,904,935                  04/01/05       2.780                63,900,000
          71     Repurchase Agreement dated
                   03/31/05 with State Street Bank &
                   Trust Co., collateralized by $14,715
                   U.S. Treasury Bills, zero coupon due
                   04/28/05 to 08/04/05, $13,979
                   U.S. Treasury Bonds, 7.500% to
                   9.250% due 02/15/16 to 02/15/25
                   and $38,995 U.S. Treasury Notes,
                   2.250% due 04/30/06; (value--
                   $72,512); proceeds: $71,005            04/01/05       2.350                    71,000
Total Repurchase Agreements (cost--$63,971,000)                                               63,971,000
--------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                INTEREST
  (000)                                                                  RATES               VALUE
--------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+--0.46%
       8,425     AIM Liquid Assets Portfolio                             2.673%         $      8,424,699
       7,369     BlackRock Provident Institutional
                   TempFund                                              2.618                 7,369,042
Total Money Market Funds (cost--$15,793,741)                                                  15,793,741
--------------------------------------------------------------------------------------------------------
Total Investments (cost--$3,445,944,984
  which approximates cost for federal
  income tax purposes)--100.07%                                                            3,445,944,984
Liabilities in excess of other assets--(0.07)%                                                (2,477,208)
Net Assets (applicable to 3,443,737,782
  shares of common stock outstanding
  equivalent to $1.00 per share)--100.00%                                               $  3,443,467,776
--------------------------------------------------------------------------------------------------------

    * Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of March 31, 2005, and reset periodically.
   ** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.12% of net assets as of March 31, 2005, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    @ Interest rates shown are the discount rates at date of purchase.
    + Interest rates shown reflect yield at March 31, 2005.
NOTE: The table below details the Fund's transaction activity in affiliated issuers for the year ended March 31, 2005. There are no investments in affiliated issuers at March 31, 2005.

                                    PURCHASES          SALES                     INCOME EARNED
                                    DURING THE       DURING THE                FROM AFFILIATE FOR
     SECURITY          VALUE AT     YEAR ENDED       YEAR ENDED     VALUE AT     THE YEAR ENDED
    DESCRIPTION        03/31/04      03/31/05         03/31/05      03/31/05       03/31/05
-----------------------------------------------------------------------------------------------
UBS Private Money
  Market Fund LLC    $ 2,142,264   $ 50,004,434     $ 52,146,698       --         $      27
-----------------------------------------------------------------------------------------------

ISSUER BREAKDOWN BY COUNTRY (UNAUDITED)

                                                    PERCENTAGE OF PORTFOLIO ASSETS
----------------------------------------------------------------------------------
United States                                                               81.0%
United Kingdom                                                               9.3
France                                                                       4.9
Luxembourg                                                                   2.6
Australia                                                                    1.2
Norway                                                                       1.0
Total                                                                      100.0%
----------------------------------------------------------------------------------


                      Weighted average maturity -- 28 days

                 See accompanying notes to financial statements

Statement of Operations

                                                                                                FOR THE
                                                                                               YEAR ENDED
                                                                                             MARCH 31, 2005
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                                     $     68,594,986
Securities lending income (includes $27 earned from an affiliated entity)                                 544
                                                                                                   68,595,530
EXPENSES:
Investment advisory and administration fees                                                        15,419,294
Transfer agency and related services fees                                                           5,800,542
Reports and notices to shareholders                                                                   496,326
Custody and accounting                                                                                404,264
State registration fees                                                                               190,538
Insurance expense                                                                                     163,198
Professional fees                                                                                     121,184
Directors' fees                                                                                        35,160
Other expenses                                                                                         78,986
                                                                                                   22,709,492
Net investment income                                                                              45,886,038
Net realized gain from investment activities                                                               52
Net increase in net assets resulting from operations                                         $     45,886,090
-------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                             FOR THE YEARS ENDED MARCH 31,
                                                                          -----------------------------------
                                                                                2005               2004
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                     $     45,886,038   $     33,971,009
Net realized gains from investment activities                                           52             27,297
Net increase in net assets resulting from operations                            45,886,090         33,998,306
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                          (45,886,038)       (33,971,009)
Net decrease in net assets from
  capital share transactions                                                (1,280,592,087)    (2,575,564,738)
Net decrease in net assets                                                  (1,280,592,035)    (2,575,537,441)
NET ASSETS:
Beginning of year                                                            4,724,059,811      7,299,597,252
End of year                                                               $  3,443,467,776   $  4,724,059,811
-------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                           $             --   $             --
-------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Cashfund Inc. (the "Fund") was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, which approximates market value, unless the Fund's Board of Directors (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"). UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

The Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

AVERAGE DAILY NET ASSETS                                                 RATES
-------------------------------------------------------------------------------
Up to $500 million                                                       0.500%
Next $500 million                                                        0.425
Next $500 million                                                        0.390
Next $500 million                                                        0.380
Next $500 million                                                        0.350
Next $1.0 billion                                                        0.345
Next $500 million                                                        0.325
Next $500 million                                                        0.315
Next $500 million                                                        0.300
Next $500 million                                                        0.290
Over $5.5 billion                                                        0.280

At March 31, 2005, the Fund owed UBS Financial Services Inc. $1,178,989 for investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to a sub-advisory and sub-administration contract ("Sub-Advisory Contract") between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory Contract, UBS Financial Services Inc. (not the Fund) pays UBS Global AM a fee, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund's average daily net assets.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in his becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds.
UBS Global AM executes Fund portfolio transactions through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended March 31, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $2,451,424,832. Morgan Stanley received compensation for these trades in the form of a "mark-up" or "mark-down" of the price of the securities. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund.

For the year ended March 31, 2005, UBS Financial Services Inc. received from PFPC, not the Fund, $4,649,372 of the total transfer agency and related services fees paid by the Fund to PFPC.

SECURITIES LENDING

The Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund's securities lending program. UBS Securities LLC is the Fund's lending agent. For the year ended March 31, 2005, UBS Securities LLC earned $272 in compensation as the Fund's lending agent. The Fund did not have any securities on loan and did not owe UBS Securities LLC for compensation as the Fund's lending agent at March 31, 2005.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At March 31, 2005, the Fund had the following liabilities outstanding:

Dividends payable to shareholders                                $     1,894,003
Other accrued expenses *                                               1,972,647
--------------------------------------------------------------------------------

At March 31, 2005, the components of net assets were as follows:

Accumulated paid in capital                                      $ 3,443,311,457
Accumulated net realized gain from investment activities                 156,319
Net assets                                                       $ 3,443,467,776
--------------------------------------------------------------------------------

* Excludes investment advisory and administration fees.

FEDERAL TAX STATUS

The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended March 31, 2005 and March 31, 2004 was ordinary income.

At March 31, 2005 the component of accumulated earnings on a tax basis was undistributed ordinary income of $2,050,322.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended March 31, 2005, accumulated undistributed net investment income was increased by $27,348 and accumulated net realized gains from investment transactions were decreased by $27,348. These differences are primarily due to reclassifications of distributions for tax purposes.

CAPITAL SHARE TRANSACTIONS

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                               FOR THE YEARS ENDED MARCH 31,
                                            ---------------------------------
                                                 2005               2004
-----------------------------------------------------------------------------
Shares sold                                 14,913,038,848     19,935,116,602
Shares repurchased                         (16,236,699,936)   (22,544,120,873)
Dividends reinvested                            43,069,001         33,439,533
Net decrease in shares outstanding          (1,280,592,087)    (2,575,564,738)
-----------------------------------------------------------------------------

Financial Highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                     FOR THE YEARS ENDED MARCH 31,
                                 ------------------------------------------------------------------------
                                     2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR              $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
Net investment income                  0.0118         0.0053         0.0115         0.0282         0.0586
Dividends from net
  investment income                   (0.0118)       (0.0053)       (0.0115)       (0.0282)       (0.0586)
NET ASSET VALUE,
  END OF YEAR                    $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
TOTAL INVESTMENT
  RETURN(1)                              1.18%          0.53%          1.16%          2.85%          6.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
  end of year (000's)            $  3,443,468   $  4,724,060   $  7,299,597   $  7,015,530   $  6,789,741
Expenses to average
  net assets                             0.56%          0.60%          0.57%          0.55%          0.56%
Net investment income
  to average net assets                  1.14%          0.53%          1.15%          2.79%          5.85%
---------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

Report of Independent Registered Public Accounting Firm Ernst & Young LLP

The Board of Directors and Shareholders of
UBS Cashfund Inc.

We have audited the accompanying statement of net assets for UBS Cashfund Inc. (the "Fund") as of March 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Cashfund Inc. at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
May 11, 2005

General Information (unaudited)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Supplemental Information (unaudited)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647-1568.

INTERESTED DIRECTORS

                                                          TERM OF
                               POSITION(S)               OFFICE+ AND
    NAME, ADDRESS,             HELD WITH                  LENGTH OF                          PRINCIPAL OCCUPATION(S)
      AND AGE                     FUND                   TIME SERVED                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58   Director              Since 1996                     Mrs. Alexander is retired. She was an executive
c/o UBS Global Asset                                                            vice president of UBS Financial Services Inc.
Management                                                                      (from March 1984 to December 2002). She was chief
51 West 52nd Street                                                             executive officer (from January 1995 to October
New York, NY 10019                                                              2000), a director (from January 1995 to September
                                                                                2001) and chairman (from March 1999 to September
                                                                                2001) of UBS Global AM (formerly known as Mitchell
                                                                                Hutchins Asset Management Inc.).

Meyer Feldberg+++; 63      Director              Since 1990                     Professor Feldberg is a senior advisor to Morgan
Morgan Stanley                                                                  Stanley (financial services) (since March 2005).
1585 Broadway                                                                   He is also Dean Emeritus and Sanford Bernstein
33rd Floor                                                                      Professor of Leadership and Ethics at Columbia
New York, NY 10036                                                              Business School, although on a two year leave of
                                                                                absence. Prior to July 2004, he was Dean and
                                                                                Professor of Management of the Graduate School of
                                                                                Business at Columbia University (since 1989).

                                        NUMBER OF
    NAME, ADDRESS,              PORTFOLIOS IN FUND COMPLEX                OTHER DIRECTORSHIPS
      AND AGE                      OVERSEEN BY DIRECTOR                     HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------
Margo N. Alexander++; 58    Mrs. Alexander is a director or           None
c/o UBS Global Asset        trustee of 16 investment companies
Management                  (consisting of 33 portfolios) for
51 West 52nd Street         which UBS Global AM or one of its
New York, NY 10019          affiliates serves as investment
                            advisor, sub-advisor or manager.

Meyer Feldberg+++; 63       Professor Feldberg is a director or       Professor Feldberg is also a
Morgan Stanley              trustee of 30 investment companies        director of Primedia Inc.
1585 Broadway               (consisting of 47 portfolios) for         (publishing), Federated Department
33rd Floor                  which UBS Global AM or one of its         Stores, Inc. (operator of
New York, NY 10036          affiliates serves as investment           department stores), Revlon, Inc.
                            advisor, sub-advisor or manager.          (cosmetics), and SAPPI, Ltd.
                                                                      (producer of paper).


INDEPENDENT DIRECTORS

                                                          TERM OF
                               POSITION(S)               OFFICE+ AND
    NAME, ADDRESS,             HELD WITH                  LENGTH OF                          PRINCIPAL OCCUPATION(S)
      AND AGE                     FUND                   TIME SERVED                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70   Director and          Since 1996 (Director)          Mr. Armstrong is chairman and principal of R.Q.A.
c/o Willkie Farr &         Chairman of the       Since 2004 (Chairman of        Enterprises (management consulting firm) (since
Gallagher LLP              Board of Directors    the Board of Directors)        April 1991 and principal occupation since March
787 Seventh Avenue                                                              1995).
New York, NY 10019-6099

David J. Beaubien; 70      Director              Since 2001                     Mr. Beaubien is retired (since 2003). He was
84 Doane Road                                                                   chairman of Yankee Environmental Systems, Inc., a
Ware, MA 01082                                                                  manufacturer of meteorological measuring systems
                                                                                (since 1991).

Richard R. Burt; 58        Director              Since 1996                     Mr. Burt is chairman of Diligence LLC
1275 Pennsylvania                                                               (international information and security firm) and
Ave, N.W.                                                                       IEP Advisors (international investments and
Washington, D.C. 20004                                                          consulting firm).

Carl W. Schafer; 69        Director              Since 1996                     Mr. Schafer is president of the Atlantic
66 Witherspoon                                                                  Foundation (charitable foundation) (since 1990).
Street #1100
Princeton, NJ 08542

William D. White; 71       Director              Since 2001                     Mr. White is retired (since 1994).
P.O. Box 199
Upper Black Eddy,
PA 18972

                                        NUMBER OF
    NAME, ADDRESS,              PORTFOLIOS IN FUND COMPLEX                OTHER DIRECTORSHIPS
      AND AGE                      OVERSEEN BY DIRECTOR                     HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------
Richard Q. Armstrong; 70   Mr. Armstrong is a director or            None
c/o Willkie Farr &         trustee of 16 investment companies
Gallagher LLP              (consisting of 33 portfolios) for
787 Seventh Avenue         which UBS Global AM or one of its
New York, NY 10019-6099    affiliates serves as investment
                           advisor, sub-advisor or manager.

David J. Beaubien; 70      Mr. Beaubien is a director or             Mr. Beaubien is also a director of
84 Doane Road              trustee of 16 investment companies        IEC Electronics, Inc., a
Ware, MA 01082             (consisting of 33 portfolios) for         manufacturer of electronic
                           which UBS Global AM or one of its         assemblies.
                           affiliates serves as investment
                           advisor, sub-advisor or manager.

Richard R. Burt; 58        Mr. Burt is a director or trustee         Mr. Burt is also a director of
1275 Pennsylvania          of 16 investment companies                Hollinger International Inc.
Ave, N.W.                  (consisting of 33 portfolios) for         (publishing), HCL Technologies,
Washington, D.C. 20004     which UBS Global AM or one of its         Ltd., (software and information
                           affiliates serves as investment           technologies), The Central European
                           advisor, sub-advisor or manager.          Fund, Inc., The Germany Fund, Inc.,
                                                                     IGT, Inc. (provides technology to
                                                                     gaming and wagering industry) and
                                                                     chairman of Weirton Steel Corp.
                                                                     (makes and finishes steel
                                                                     products). He is also a director or
                                                                     trustee of funds in the Scudder
                                                                     Mutual Funds Family (consisting of
                                                                     52 portfolios).

Carl W. Schafer; 69        Mr. Schafer is a director or              Mr. Schafer is also a director of
66 Witherspoon             trustee of 16 investment companies        Labor Ready, Inc. (temporary
Street #1100               (consisting of 33 portfolios) for         employment). Guardian Life
Princeton, NJ 08542        which UBS Global AM or one of its         Insurance Company Mutual Funds
                           affiliates serves as investment           (consisting of 25 portfolios), the
                           advisor, sub-advisor or manager.          Harding, Loevner Funds (consisting
                                                                     of three portfolios), E.I.I. Realty
                                                                     Securities Trust (consisting of two
                                                                     portfolios) and Frontier Oil
                                                                     Corporation.

William D. White; 71       Mr. White is a director or trustee        None
P.O. Box 199               of 16 investment companies
Upper Black Eddy,          (consisting of 33 portfolios) for
PA 18972                   which UBS Global AM or one of its
                           affiliates serves as investment
                           advisor, sub-advisor or manager.

OFFICERS

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                               POSITION(S)               LENGTH OF                          NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,             HELD WITH                  TIME                          FUND COMPLEX FOR WHICH PERSON
        AND AGE                   FUND                    SERVED                               SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Joseph Allessie*; 39       Vice President        Since 2005                     Mr. Allessie is a director and associate general
                           and Assistant                                        counsel at UBS Global AM (since 2005). Prior to
                           Secretary                                            joining UBS Global AM he was senior vice president
                                                                                and general counsel of Kenmar Advisory Corp. (from
                                                                                2004-2005). Prior to that Mr. Allessie was general
                                                                                counsel and secretary of Global Asset Management
                                                                                (USA) Inc., GAM Investments, GAM Services, GAM
                                                                                Funds, Inc. and the GAM Avalon Funds (from 1999 to
                                                                                2004). Such entities are affiliates of UBS Global
                                                                                AM. Prior to joining GAM, Mr. Allessie was
                                                                                Regulatory Officer to the State of New Jersey,
                                                                                Department of Law and Public Safety, Bureau of
                                                                                Securities (from 1993 to 1999). Mr. Allessie is a
                                                                                vice president and assistant secretary of 20
                                                                                investment companies (consisting of 75 portfolios)
                                                                                for which UBS Global AM or one of its affiliates
                                                                                serves as investment advisor, sub-advisor or
                                                                                manager.

W. Douglas Beck*; 38       President             Since 2005                     Mr. Beck is an executive director and head of
                                                                                product development and management of UBS Global
                                                                                AM (since 2002). From March 1998 to November 2002,
                                                                                he held various positions at Merrill Lynch, the
                                                                                most recent being first vice president and
                                                                                co-manager of the managed solutions group.
                                                                                Mr. Beck is president of 20 investment companies
                                                                                (consisting of 75 portfolios) for which UBS Global
                                                                                AM or one of its affiliates serves as investment
                                                                                advisor, sub-advisor or manager, and was vice
                                                                                president of such investment companies from
                                                                                2003-2005.

James Capezzuto*; 41       Vice President        Since 2004                     Mr. Capezzuto is director and associate general
                           and Assistant                                        counsel at UBS Global AM (since 2004). Prior to
                           Secretary                                            joining UBS Global AM he was senior vice
                                                                                president, senior compliance manager at Bank of
                                                                                America (from 2003-2004). Prior to that he was
                                                                                general counsel at Steinberg Priest & Sloane and
                                                                                prior to that he was director and senior counsel
                                                                                at Deutsche Asset Management (from 1996 - 2002).
                                                                                Mr. Capezzuto is a vice president and assistant
                                                                                secretary of 20 investment companies (consisting
                                                                                of 75 portfolios) for which UBS Global AM or one
                                                                                of its affiliates serves as investment advisor,
                                                                                sub-advisor or manager.

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                               POSITION(S)               LENGTH OF                          NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,             HELD WITH                  TIME                          FUND COMPLEX FOR WHICH PERSON
        AND AGE                   FUND                    SERVED                               SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Disbrow*; 39        Vice President and    Since 2000 (Vice               Mr. Disbrow is a director, head of retail mutual
                           Treasurer             President) Since 2004          fund operations and co-head of the mutual fund
                                                 (Treasurer)                    finance department of UBS Global AM. Prior to
                                                                                November 1999, he was a vice president of
                                                                                Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                                president and treasurer of 16 investment companies
                                                                                (consisting of 33 portfolios) and vice president
                                                                                and assistant treasurer of four investment
                                                                                companies (consisting of 42 portfolios) for which
                                                                                UBS Global AM or one of its affiliates serves as
                                                                                investment advisor, sub-advisor or manager.

Mark F. Kemper**; 47       Vice President and    Since 2004                     Mr. Kemper is general counsel of UBS Global Asset
                           Secretary                                            Management--Americas region (since July 2004).
                                                                                Mr. Kemper also is an executive director of UBS
                                                                                Global Asset Management (Americas) Inc. ("UBS Global
                                                                                AM (Americas)") and was its deputy general counsel
                                                                                from July 2001 to July 2004. He has been secretary
                                                                                of UBS Global AM (Americas) since 1999 and
                                                                                assistant secretary of UBS Global Asset Management
                                                                                Trust Company since 1993. Mr. Kemper is secretary
                                                                                of UBS Global AM (since 2004). Mr. Kemper is vice
                                                                                president and secretary of 20 investment companies
                                                                                (consisting of 75 portfolios) for which UBS Global
                                                                                AM (Americas) or one of its affiliates serves as
                                                                                investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 37    Vice President and    Since 2004                     Ms. Kilkeary is an associate director (since 2000)
                           Assistant Treasurer                                  and a senior manager (since 2004) of the mutual
                                                                                fund finance department of UBS Global AM. Ms.
                                                                                Kilkeary is a vice president and assistant
                                                                                treasurer of 16 investment companies (consisting
                                                                                of 33 portfolios) for which UBS Global AM or one
                                                                                of its affiliates serves as investment advisor,
                                                                                sub-advisor or manager.

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                               POSITION(S)               LENGTH OF                          NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,             HELD WITH                  TIME                          FUND COMPLEX FOR WHICH PERSON
        AND AGE                   FUND                    SERVED                               SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Joseph T. Malone*; 37      Vice President        Since 2004                     Mr. Malone is a director and co-head of the mutual
                           and Assistant                                        fund finance department of UBS Global AM. From
                           Treasurer                                            August 2000 through June 2001, he was the
                                                                                controller at AEA Investors Inc. From March 1998
                                                                                to August 2000, Mr. Malone was a manager within
                                                                                the investment management services practice of
                                                                                PricewaterhouseCoopers LLC. Mr. Malone is vice
                                                                                president and assistant treasurer of 16 investment
                                                                                companies (consisting of 33 portfolios) and vice
                                                                                president, treasurer and principal accounting
                                                                                officer of four investment companies (consisting
                                                                                of 42 portfolios) for which UBS Global AM or one
                                                                                of its affiliates serves as investment advisor,
                                                                                sub-advisor or manager.

Michael H.                 Vice President        Since 2001                     Mr. Markowitz is a managing director, portfolio
Markowitz**; 40                                                                 manager and head of U.S. short duration fixed
                                                                                income of UBS Global AM. He is also a managing
                                                                                director and portfolio manager of UBS Global Asset
                                                                                Management (Americas) Inc., an affiliate of UBS
                                                                                Global AM. Mr. Markowitz is a vice president of
                                                                                five investment companies (consisting of 21
                                                                                portfolios) for which UBS Global AM or one of its
                                                                                affiliates serves as investment advisor,
                                                                                sub-advisor or manager.

Joseph McGill*; 43         Vice President        Since 2004                     Mr. McGill is an executive director and chief
                           and Chief                                            compliance officer at UBS Global AM and UBS Global
                           Compliance Officer                                   AM (Americas) (since 2003). Prior to joining UBS
                                                                                Global AM he was Assistant General Counsel, J.P.
                                                                                Morgan Investment Management (from 1999 - 2003).
                                                                                Mr. McGill is a vice president and chief
                                                                                compliance officer of 20 investment companies
                                                                                (consisting of 75 portfolios) for which UBS Global
                                                                                AM or one of its affiliates serves as investment
                                                                                advisor, sub-advisor or manager.

                                                          TERM OF                           PRINCIPAL OCCUPATION(S)
                                                        OFFICE+ AND                          DURING PAST 5 YEARS;
                               POSITION(S)               LENGTH OF                          NUMBER OF PORTFOLIOS IN
     NAME, ADDRESS,             HELD WITH                  TIME                          FUND COMPLEX FOR WHICH PERSON
        AND AGE                   FUND                    SERVED                               SERVES AS OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
Keith A. Weller*; 43       Vice President        Since 1995                     Mr. Weller is an executive director and associate
                           and Assistant                                        general counsel of UBS Global AM. Mr. Weller is a
                           Secretary                                            vice president and assistant secretary of 20
                                                                                investment companies (consisting of 75 portfolios)
                                                                                for which UBS Global AM or one of its affiliates
                                                                                serves as investment advisor, sub-advisor or
                                                                                manager.

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
 ** This person's business address is One North Wacker Drive, Chicago, Illinois
    60606.
  + Each Director holds office for an indefinite term. Each Director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the Directors and serve at the pleasure of the Board.
 ++ Mrs. Alexander is deemed an "interested person" of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
+++ Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

DIRECTORS

Richard Q. Armstrong
CHAIRMAN

Margo N. Alexander

David J. Beaubien

Richard R. Burt

Meyer Feldberg

Carl W. Schafer

William D. White

PRINCIPAL OFFICERS

W. Douglas Beck
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

Michael H. Markowitz
VICE PRESIDENT

INVESTMENT ADVISOR AND ADMINISTRATOR

UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

SUB-ADVISOR, SUB-ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

(C) 2005 UBS Global Asset Management (US) Inc. All rights reserved.

[UBS LOGO]

                                                                     Presorted
                                                                     Standard
                                                                   U.S. Postage
                                                                       PAID
                                                                   Smithtown, NY
                                                                    Permit 700

UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, NY 10019-6114

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)     AUDIT FEES:
             For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $75,600 and $70,100, respectively.

             Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b)     AUDIT-RELATED FEES:
             In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,500 and $3,618, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

             Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2004 and 2003 semiannual financial statements and (2) review of the consolidated 2003 and 2002 report on UBS Funds' profitability of UBS Global Asset Management (US) Inc. ("UBS Global AM") and UBS Financial Services Inc. to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

             There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c)     TAX FEES:
             In each of the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $2,200 and $10,700, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

             Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

             There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d)     ALL OTHER FEES:
             In each of the fiscal years ended March 31, 2005 and March 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

             Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

             There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
             The registrant's Audit Committee ("audit committee") has adopted an "Audit Committee Charter (Amended and Restated as of May 12, 2004)" (the "charter"). The charter contains the audit committee's pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

                    The [audit]Committee shall:

                    ...

                    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

---------------
                            (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may NOT include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                            (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                            Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     (e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

             AUDIT-RELATED FEES:
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

             TAX FEES:
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

             ALL OTHER FEES:
             There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant.

             There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended March 31, 2005 and March 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended March 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

     (g) For the fiscal years ended March 31, 2005 and March 31, 2004, the aggregate fees billed by E&Y of $3,230,302 and $3,264,493, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                            2005              2004
                                            ----              ----
          Covered Services               $     5,700       $    14,318
          Non-Covered Services             3,224,602         3,250,175

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

   (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

   (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed June 9, 2004 (Accession
       Number: 0001047469-04-019911)(SEC File No. 811-02802).

   (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

   (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

   (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  June 8, 2005
       ------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  June 8, 2005
       ------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Vice President and Treasurer

Date:  June 8, 2005
       ------------